ANNUAL REPORT

                             ----------------------

                                  New Era Fund

                             ----------------------

                      FOR YIELD, PRICE, LAST TRANSACTION,
                         AND CURRENT BALANCE, 24 HOURS,
                              7 DAYS A WEEK, CALL:
                            1-800-638-2587 toll free
                            625-7676 Baltimore area

                             ----------------------


                       FOR ASSISTANCE WITH YOUR EXISTING
                              FUND ACCOUNT, CALL:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                             ----------------------


                                 T. ROWE PRICE
                             100 East Pratt Street
                           Baltimore, Maryland 21202

                             ----------------------


     This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price New Era Fund [Registration Mark.]

-------------------------------------------------------------------------------
      Fellow Shareholders

-------------------------------------------------------------------------------

     Last year was a banner year for U.S. stocks. The unmanaged Standard & Poor's 500 Stock Index reported its best annual gain since 1958 and its third-best performance since World War II. Your fund registered strong gains for the past six months and the year as a whole but underperformed the S&P 500 because almost all natural resource groups lagged the broad market advance. However, the fund did generate greater returns than its peer group average. The table below compares the performance of the fund with both the Lipper benchmark and the S&P 500 for the 6- and 12-month periods ended December 31, 1995.

-------------------------------------------------------------------------------
Performance Comparison
===============================================================================

                                    Periods Ended 12/31/95
                                    6 Months     12 Months
                                    ----------------------
New Era Fund                          7.8%         20.8%

Lipper Natural Resources
  Funds Average                       7.5          18.8

S&P 500                              14.5          37.6
===============================================================================

YEAR-END DISTRIBUTIONS

     On December 26, 1995, your Board of Directors declared an income dividend of $0.48 per share, a long-term capital gain of $0.72 per share, and a short-term gain of $0.48 per share, each payable to shareholders of record on that date. A confirmation statement or check was mailed to you in early January and Form 1099-DIV reporting this information for 1995 tax purposes was mailed to you later in the month.

ECONOMIC  REVIEW

     The economy grew at a moderate rate through most of 1995. Growth was expected to slow in the fourth quarter and retail sales were sluggish during the important holiday selling season. Many foreign economies also experienced only modest growth.

     The slow-growth environment proved beneficial for owners of financial assets. The Federal Reserve reduced the key federal funds rate twice during the year, encouraging stock and bond investors. Monetary policy is likely to remain accommodative, which should be favorable for the financial markets.

     Inflationary trends were also favorable considering that the economy has experienced a long expansion. Labor costs were contained and the overall rate of inflation was moderate. However, there were some signs of concern in this area. The costs for agricultural products increased sharply last year due to poor harvests. Natural gas prices rose significantly when severely cold weather increased demand early this winter, driving up energy costs. On the other hand, industrial commodities were weak and commodity prices in general were contained. Taken all together, inflation was not a threat but does bear watching at this time.

PORTFOLIO AND PERFORMANCE REVIEW

     Almost all of the natural resource groups underperformed the broad market last year. The exception was energy services, which generated superior returns. A number of smaller energy exploration and production stocks also performed well. Rising natural gas prices helped increase demand for oil service stocks and greatly benefited smaller domestic energy companies with a heavy focus on natural gas.

     The portfolio's worst-performing groups included some of the cyclical industries that helped us in 1994, forest products among them. Merchandising stocks were hurt by disappointing sales during the fourth quarter.

     We were net purchasers of stocks during the second half of 1995. We reduced our positions in some of the cyclical industries and added to our holdings in many of the areas that had previously underperformed, including energy and precious metals.

     Several names appear in the portfolio for the first time. Among them is CROSS TIMBERS OIL, a dynamic growth company engaged in the acquisition and development of oil and gas properties. Also included are PETROLITE, a large producer of oil field and other specialty chemicals; DAYTON MINING, a gold mining company; FEDERAL REALTY INVESTMENT TRUST, a real estate investment trust specializing in neighborhood and community shopping centers; and WEATHERFORD ENTERRA, the largest oil field tool rental company formed by the merger of Weatherford and Enterra.

OUTLOOK

     Our outlook for the U.S. and other primary economies calls for moderate economic growth in 1996. The debate over the budget in Washington, D.C. and the gridlock resulting from the inability of the President and Congress to resolve their differences is adding an element of uncertainty to the economic picture. Elsewhere, other major countries such as Germany and Japan are currently struggling to increase their rates of economic growth from sluggish levels.

     Fortunately, central banks in the United States and other free market countries have been easing monetary policy in an attempt to stimulate growth. The current environment of stable to declining interest rates bodes well for financial assets.

     The stock market is vulnerable to some correction after the powerful advance of 1995. If the market does cool off to some extent, we believe the areas subject to the greatest correction would be those that experienced the sharpest advances last year -- financial and technology shares, and initial public offerings paramount among them.

     We expect natural resource stocks to do well in an environment of continuing economic growth, particularly since these issues were not subjected to the same speculation that affected other stocks last year. In our view, the environment of moderate worldwide economic growth that we envision in the coming year should be good for most natural resource companies.

                     Respectfully submitted,

                     [Signatura]

                     George A. Roche
                     President and Chairman of the
                     Investment Advisory Committee

January 19, 1996

-------------------------------------------------------------------------------
A Word on Market Corrections
-------------------------------------------------------------------------------

     After the stock market's spectacular run in 1995, concerns about a "correction" have intensified. Most market observers consider a correction to be a short and sometimes steep decline following a period of rising prices. Moderate corrections of around 10% have been quite common, occurring on average about once every two years over the last half-century, according to Ned Davis Research.

     The market as measured by the Dow Jones Industrial Average has not experienced a moderate correction since early 1994. Furthermore, the Dow last hit a bear market bottom -- defined as a drop of at least 20% -- in October 1990. Therefore, it would not be surprising to see a modest pullback in 1996, on the order of 5% to 10%. In fact, as we write, the market has gotten off to a rocky start.

     Corrections are not only common, but can be beneficial for long-term investors, especially those who invest in regular amounts through dollar cost averaging. In a correction, overall stock prices decline, often leading to more attractive valuations and good buying opportunities. History has shown that investors who continue to buy through a downturn fare quite well. In fact, the Dow has proven resilient in the aftermath of past corrections of around 10%, taking an average of just six months to recover its losses, according to Ned Davis. (To realize the benefits of dollar cost averaging, you should be prepared to continuously purchase securities over a period of time, in up and down markets. This approach does not assure a gain nor protect you from a loss in declining markets.)

     We raise the issue of a market correction not as a prediction, but as a reminder that stock prices do not move in only one direction. If you are satisfied that your investments are appropriate for your various objectives, we recommend that you stay the course when a correction eventually occurs.

===============================================================================
            Contributions to the Change in Net Asset Value Per Share
                           T. Rowe Price New Era Fund
===============================================================================

Six Months Ended December 31, 1995
-------------------------------------
TEN BEST CONTRIBUTORS
-------------------------------------
Cooper Cameron              21 cents
Mobil                       15
Royal Dutch Petroleum       13
Halliburton                 12
Kimberly-Clark              11
Eli Lilly                   11
Pegasus Gold                10
Union Pacific               10
LONRHO                       8
Schlumberger                 8
                           -----
Total                      119 cents
=====================================

-------------------------------------
TEN WORST CONTRIBUTORS
-------------------------------------
Wal-Mart                   -16 cents
Stillwater Mining           -5
Niagara Mohawk              -5
Jefferson Smurfit           -4
Georgia-Pacific             -3
Ashanti Goldfields          -3
Toys "R" Us                 -3
Albany International        -3
Petrie Stores               -3
International Paper         -3

Total                      -48 cents
=====================================

Twelve Months Ended December 31, 1995
-------------------------------------
TEN BEST CONTRIBUTORS
-------------------------------------
Mobil                       26 cents
Cooper Cameron              21
Schlumberger                21
Royal Dutch Petroleum       21
Union Pacific               18
Newmont Mining              17
Kimberly-Clark              16
Eli Lilly                   15
Halliburton                 14
DuPont                      14

Total                      183 cents
=====================================

-------------------------------------
TEN WORST CONTRIBUTORS
-------------------------------------
Pittston Minerals           -8 cents
Jefferson Smurfit           -4
Niagara Mohawk              -4
Toys "R" Us                 -4
Petrie Stores               -3
General Growth Properties   -3
DeBartolo                   -2
Overseas Shipholding Group  -1
Coltec Industries           -1
Union Texas Petroleum       -1

Total                      -31 cents
=====================================

===============================================================
                  Performance Contributions
            Twelve Months Ended December 31, 1995
===============================================================
                               Cents-Per-Share    Percent of
Sector                          Contribution      Net Assets
---------------------          --------------    ------------
NATURAL RESOURCE-RELATED

Building and Real Estate          -1 cents            3%
Forest Products                   22                  5
Integrated Petroleum              87                 20
Petroleum Exploration
 and Production                   22                  7
Miscellaneous Energy              -5                  1
Energy Services                   83                 13
Precious Metals                   44                 15
Diversified Metals                20                  7
Chemicals                         35                  5
Diversified Resources             27                  6

Total                            334                 82

CONSUMER AND SERVICE

Merchandising                     -2                  4
Consumer Durables                 -1                 --
Miscellaneous                     35                  5

Total                             32                  9

SCIENCE AND TECHNOLOGY             8                  1
MISCELLANEOUS                     --                  1
Subtotal                         374                 93
RESERVES AND INCOME               44                  7
---------------------------------------------------------------
Total Portfolio                  418 cents          100%
===============================================================

===============================================================
                 Twenty-Five Largest Holdings
December 31, 1995
===============================================================
                                               Percent of
Company                                        Net Assets
-----------------------------------           ------------
Mobil                                             4.5%
Royal Dutch Petroleum                             3.9
Newmont Mining                                    3.9
Wal-Mart                                          3.7
Atlantic Richfield                                3.7
Schlumberger                                      3.4
Union Pacific                                     2.6
LONRHO                                            2.5
Barrick Gold                                      2.5
TVX Gold                                          2.3
DuPont                                            2.1
Cooper Cameron                                    1.9
Pegasus Gold                                      1.9
Rouse                                             1.8
Camco International                               1.7
USX-Marathon                                      1.6
Halliburton                                       1.6
Bristol-Myers Squibb                              1.6
Amerada Hess                                      1.6
Great Lakes Chemical                              1.5
Burlington Northern Santa Fe                      1.4
Nucor                                             1.4
Texaco                                            1.4
Helmerich & Payne                                 1.4
Murphy Oil                                        1.3

Total                                            57.2%
===============================================================

[Performance Comparison line graph for New Era Fund annual report (December 31,1995).]

----------------------------------------------------
       Average Annual Compound Total Return
          Periods Ended December 31, 1995

      1 Year         5 Years         10 Years
     -------         -------         --------
      20.76%          11.40%          11.36%

====================================================
Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

===============================================================================
                               Investment Record
                           T. Rowe Price New Era Fund
===============================================================================

     The table below shows the investment record of one share of the T. Rowe Price New Era Fund, purchased at the initial price of $10.00, for the period 1/20/69 through 12/31/95. Over this time, stock prices in general have risen. The results shown should not be considered as a representation of the income or capital gain or loss which may be realized from an investment made in the fund today.

-------------------------------------------------------------------------------
Per Share Data
-------------------------------------------------------------------------------

                     With Capital Gains and Income Dividends                                            Annual
                         Taken in Cash                      Reinvested in Additional Shares          Total Return
                   ---------------------------------   ---------------------------------------
     Year           Net        Capital                     Capital                                   on Investment
    Ended          Asset        Gain          Income           Gain         Income      Value of       % Change
    12/31          Value   Distributions(1)  Dividends    Distributions    Dividends   Investment   Fund      S&P 500
    -----          -----   ----------------  ---------    -------------    ---------   ----------   ----      -------
    1969(2)        $9.73           --             --            --            --         $9.73      -2.7%      -6.6%
    1970            9.49           --          $0.16            --         $0.16          9.65      -0.8        3.9
    1971           10.33           --           0.16            --          0.16         10.68      10.6       14.3
    1972           12.27           --           0.16            --          0.17         12.87      20.6       19.0
    1973           11.79        $0.14           0.10         $0.15          0.11         12.62      -1.9      -14.7
    1974            8.47         0.11           0.18          0.11          0.20          9.30     -26.3      -26.5
    1975            9.94           --           0.29            --          0.31         11.28      21.3       37.2
    1976           11.74           --           0.28            --          0.32         13.69      21.4       23.9
    1977           11.00         0.03           0.24          0.03          0.28         13.14      -4.0       -7.1
    1978           11.66         0.25           0.32          0.30          0.38         14.71      12.0        6.6
    1979           17.45         0.38           0.39          0.48          0.49         23.53      59.9       18.6
    1980           25.27         0.36           0.47          0.49          0.63         35.77      52.0       32.4
    1981           19.34         1.48           0.68          2.10          0.96         30.11     -15.8       -5.0
    1982           15.53         3.05           0.86          4.75          1.34         30.86       2.5       21.6
    1983           18.44         0.07           0.81          0.14          1.61         38.71      25.5       22.6
    1984           17.13         1.29           0.61          2.71          1.28         40.01       3.3        6.2
    1985           18.67         1.41           0.68          3.29          1.59         49.38      23.4       31.7
    1986           17.76         3.25           0.50          9.08          1.32         57.27      16.0       18.7
    1987           18.08         1.77           0.98          5.90          3.26         67.49      17.8        5.3
    1988           18.79         0.61           0.53          2.28          1.98         74.41      10.3       16.5
    1989           21.73         1.05           0.56          4.16          2.22         92.54      24.3       31.6
    1990           18.48         0.71           0.62          3.02          2.64         84.43      -8.8       -3.1
    1991           19.86         0.73           0.55          3.34          2.51         96.88      14.7       30.3
    1992           18.88         0.94           0.45          4.59          2.20         98.89       2.1        7.6
    1993           20.35         1.03           0.38          5.39          1.99        114.05      15.3       10.1
    1994           20.15         0.87           0.38          4.88          2.13        119.95       5.2        1.3
    1995           22.65         1.20           0.48          7.14          2.86        144.85      20.8       37.6

   Total                       $20.73         $11.82        $64.33        $33.10

-------------------------------------------------------------------------------
(1) Includes short-term capital gains of $0.01 in 1978; $0.02 in 1979; $0.03 in 1980; $0.03 in 1981; $0.05 in 1982; $0.45 in 1984; $0.67 in 1985; $0.21 in 1987
$0.26 in 1989; $0.02 in 1990; $0.11 in 1993; $0.34 in 1994; and $0.48 in 1995.

(2) From inception 1/20/69 to 12/31/69.

===============================================================================
                            Statement of Net Assets
                 T. Rowe Price New Era Fund / December 31, 1995
===============================================================================
                              (VALUES IN THOUSANDS)
-------------------------------------------------------------------------------


                                                            Value
                                                            -----
Common  Stocks &  Warrants  --  92.8%
NATURAL  RESOURCE-RELATED  -- 81.7%
BUILDING AND REAL ESTATE -- 2.8%
   605,000shs DeBartolo Reality, REIT ...............      $7,865
   173,500    Federal Realty Investment
               Trust, REI ...........................       3,947
   940,000    Rouse .................................      19,152
                                                           30,964
FOREST PRODUCTS -- 4.5%
   280,000     Albany International
                (Class A) ............................       5,075
   139,600     Georgia-Pacific .......................       9,580
   370,000     International Paper ...................      14,014
   535,000    *Jefferson .............................       5,049
   140,000     Kimberly-Clark ........................      11,585
    80,000     Mead ..................................       4,180
                                                            49,483

INTEGRATED PETROLEUM -- 19.8%
   123,000     Amoco ..................................      8,841
   360,000     Atlantic Richfield .....................     39,870
   120,000     British Petroleum ADR ..................     12,255
   160,000     Chevron ................................      8,400
   440,000     Mobil ..................................     49,280
   380,000     Repsol ADR .............................     12,492
   299,600     Royal Dutch Petroleum
                ADR ...................................     42,281
   190,000     Texaco .................................     14,915
   400,500     Ultramar ...............................     10,313
   900,000     USX-Marathon ...........................     17,550
                                                           216,197

PETROLEUM EXPLORATION AND PRODUCTION -- 7.5%
   320,000     Amerada Hess ...........................     16,960
   300,000     Cross Timbers Oil ......................      5,287
   744,100    *Gulf Canada Resources .................       3,069
   129,400     Louisiana Land & Exploratio ............      5,548
   340,000     Murphy Oil .............................     14,110
   150,000     Noble Affiliates .......................      4,481
   300,000    *Oryx Energy ............................      4,013
   600,000     Union Texas Petroleum ..................     11,625
   300,000    *United Meridian ........................      5,213
   181,000     Unocal .................................      5,272
   200,000     Vastar Resources .......................      6,350
                                                            81,928

                                                             Value
                                                             -----
MISCELLANEOUS ENERGY -- 1.2%
 1,050,000shs  Centerior Energy .......................     $9,319
   450,000     Niagara Mohawk .........................      4,331
                                                            13,650

ENERGY SERVICES -- 12.6%
    80,000    *BJ Services ............................      2,320
   650,000     Camco International ....................     18,200
   550,000     Coflexip ADR ...........................     10,381
   591,600    *Cooper Camero ..........................     21,002
   340,000     Halliburton ............................     17,213
   500,000     Helmerich & Payne ......................     14,875
   464,600     Petrolite ..............................     12,951
   530,000     Schlumberger ...........................     36,702
   143,650    *Weatherford Enterra ....................      4,148
                                                           137,792

PRECIOUS METALS -- 15.1%
   423,300     Ashanti Goldfields
                (144a) GDR ............................      8,387
 1,020,640     Barrick Gold ...........................     26,919
   800,000     Cambior ................................      8,700
 1,125,000    *Dayton Mining ..........................      4,737
   251,200    *Golden Star Resources ..................      1,287
   130,250     Homestake Mining .......................      2,035
   861,000wts*#Loki Gold, 2/12/96 (CAD) ...............      1,333
   930,000shs  Newmont Minin ..........................     42,083
 1,500,000    *Pegasus Gold ...........................     20,813
   330,000     Placer Dome ............................      7,961
   850,000     Santa Fe Pacific Gold ..................     10,306
   330,238   *#Stillwater Mining ......................      5,531
 3,450,000    *TVX Gold ...............................     24,581
                                                           164,673

DIVERSIFIED METALS -- 6.6%
   120,000     Alcoa ..................................      6,345
   145,000    *Alumax .................................      4,441
   100,000     Cyprus Amax Minerals ...................      2,612
   370,000     Freeport-McMoRan Copper
                & Gold (Class .........................     10,360
   635,050     JCI (ZAR) ..............................      5,008
10,000,000     LONRHO (GBP) ...........................     27,333
   270,000     Nucor ..................................     15,424
                                                            71,523

CHEMICALS -- 5.6%

   330,000     DuPont .................................     23,059
   100,000    *FMC ....................................      6,762
   175,000     Geon ...................................      4,266
   230,000     Great Lakes Chemical ...................     16,560
   400,000     Pall ...................................     10,750
                                                            61,397

                                                             Value
                                                             -----
DIVERSIFIED RESOURCES -- 6.0%

   200,000shs  Burlington Northern
                Santa Fe...............................    $15,600
   255,000    *Dundee Bancorp
                (Class A) (CAD) .......................      2,568
   100,000     GATX ...................................      4,862
   200,000     Overseas Shipholding
                Group .................................      3,800
    80,000     Pennzoil ...............................      3,380
   371,300     Pittston Minerals ......................      5,152
   430,000     Union Pacific ..........................     28,380
                                                            63,742

TOTAL NATURAL RESOURCE-RELATED                             891,349


CONSUMER AND SERVICE -- 9.0%

MERCHANDISING -- 4.3%

   400,000     Petrie Stores ..........................      1,100
   240,000    *Toys "R" Us ............................      5,220
 1,800,000     Wal-Mart ...............................     40,275
                                                            46,595

CONSUMER DURABLES -- 0.1%
   120,000    *Coltec Industries ......................      1,395


MISCELLANEOUS -- 4.6%
   200,000    Bristol-Myers Squibb ....................     17,175
   200,000    Corning .................................      6,400
   200,000    Eli Lilly ...............................     11,250
   150,000    Gannett .................................      9,206
   100,000    Reuters ADR .............................      5,531
                                                            49,562

TOTAL CONSUMER AND SERVICE                                  97,552


SCIENCE AND TECHNOLOGY -- 0.7%
   180,000    Northern Telecom ........................      7,740

TOTAL SCIENCE AND TECHNOLOGY                                 7,740

MISCELLANEOUS COMMON STOCKS -- 1.4%                         15,113

TOTAL COMMON STOCKS & WARRANTS
  (COST $710,601)                                        1,011,754

                                                             Value
                                                             -----

Convertible Preferred Stocks -- 0.4%
   200,000    James River (Series P) ..................     $4,675

TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST $3,450)                                              4,675


Short-Term Investments -- 7.0%

COMMERCIAL PAPER -- 7.0%

$5,000,000    Air Products & Chemicals,
                5.40%, 4/26/96 ..........................    4,910
 5,000,000    ANZ (Delaware),
                5.668%, 2/9/96 ..........................    4,928
 5,000,000    B.B.V. Finance (Delaware),
                5.68%, 2/5/96 ...........................    4,952
 5,000,000    Barnett Banks, 5.70%, 1/25/96 ............     4,972
 5,000,000    Bayer, 4(2), 5.52%, 2/28/96 ..............     4,953
 5,000,000    Caisse des Depots et
                Consignations,
                5.76%, 1/17/96 ..........................    4,966
 5,000,000    Cheltenham & Glouster,
                5.58%, 2/8/96 ...........................    4,962
 5,000,000    Countrywide Funding,
                5.85%, 1/24/96 ..........................    4,967
 5,000,000    International Nederland
                Bank, 5.47%, 3/20/96 ....................    4,932

 2,714,519    Investments in Commercial
                Paper through a joint
                account, 5.90 - 6.05%,
                1/2/96 ..................................    2,713
 5,000,000    National Australia Funding
                (Delaware),
                5.72%, 1/22/96 ..........................    4,934
 5,000,000    New Center Asset Trust,
                5.77%, 1/25/96 ..........................    4,965
 5,000,000    SBNSW (Delaware),
                5.77%, 1/10/96 ..........................    4,973
 5,000,000    U.S. Bancorp,
                5.55%, 2/23/96 ..........................    4,957
 5,000,000    Vermont American,
                4(2), 5.75%, 2/2/96 .....................    4,964
 5,000,000    Westpac Capital,
                5.52%, 4/10/96 ..........................    4,908

TOTAL SHORT-TERM INVESTMENTS
    (COST $76,956)                                          76,956

                                                             Value
                                                             -----
TOTAL INVESTMENTS IN SECURITIES -- 100.2% OF
  NET ASSETS (COST $791,007)                            $1,093,385

OTHER ASSETS LESS LIABILITIES .........................     (2,992)
                                                         ----------
NET ASSETS CONSIST OF:                   Value
                                        -------
Accumulated net realized
  gain/loss - net of distributions ..  $ 10,686
Net unrealized gain (loss) ..........   302,379
Paid-in-capital applicable to
  48,130,865 shares of $1.00 par
  value capital stock outstanding;
  200,000,000 shares authorized .....   777,328
                                        -------

NET ASSETS ...........................................  $1,090,393
                                                        ==========

NET ASSET VALUE PER SHARE ............................      $22.65
                                                            ======

   *   Non-income producing
   #   Securities contain some restrictions as to public resale --
         total of such securities at year-end amounts to 0.63% of
         net assets.
REIT   Real Estate Investment Trust
4(2)   Commercial paper sold within terms of a private placement
         memorandum,  exempt  from  registration under  section
         4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."

144a   Security was purchased  pursuant to Rule 144a under the
         Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 0.77% of net assets.
 CAD   Canadian dollar
 GBP   British sterling
 ZAR   South African Rand

The accompanying notes are an integral part of these financial statements.

===============================================================================
                             Statement of Operations
           T. Rowe Price New Era Fund / Year Ended December 31, 1995
===============================================================================
                                 (IN THOUSANDS)
-------------------------------------------------------------------------------

INVESTMENT INCOME

Income
  Dividend ....................................................         $22,791
  Interest ....................................................           6,656
                                                                       --------
  Total income ................................................          29,447
                                                                       --------
Expenses
  Investment management .......................................           6,218
  Shareholder servicing .......................................           1,666
  Custody and accounting ......................................             170
  Prospectus and shareholder reports ..........................             123
  Registration ................................................              63
  Legal and audit .............................................              36
  Directors ...................................................              25
  Miscellaneous ...............................................              22
                                                                       --------
  Total expenses ..............................................           8,323
                                                                       --------
Net investment income .........................................          21,124
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
  Securities ..................................................          53,856
  Foreign currency transactions ...............................             (63)
                                                                       --------
  Net realized gain (loss) ....................................          53,793

Change in unrealized gain or loss on securities ...............         122,914
                                                                       --------
Net realized and unrealized gain (loss) .......................         176,707
                                                                       --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .............        $197,831
                                                                       ========


The accompanying notes are an integral part of these financial statements.

===============================================================================
                       Statement of Changes in Net Assets
                           T. Rowe Price New Era Fund
===============================================================================
                                 (IN THOUSANDS)
-------------------------------------------------------------------------------

                                                        Year Ended December 31,

                                                         1995            1994
                                                       --------        --------
INCREASE (DECREASE) IN NET ASSETS FROM

Operations
  Net investment income ..............................    $21,124       $16,648
  Net realized gain (loss) ...........................     53,793        43,842
  Change in net unrealized gain or loss ..............    122,914       (22,054)
                                                         --------      --------
  Increase (decrease) in net assets from operations ..    197,831        38,436
                                                         --------      --------
Distributions to shareholders
  Net investment income ..............................    (21,547)      (17,469)
  Net realized gain ..................................    (53,877)      (40,146)
                                                         --------      --------
  Decrease in net assets from distributions ..........    (75,424)      (57,615)
                                                         --------      --------
Capital share transactions*
  Shares sold ........................................    179,604       353,442
  Distributions reinvested ...........................     69,413        52,205
  Shares redeemed ....................................   (260,526)     (159,505)
                                                         --------      --------
  Increase (decrease) in net assets from capital
    share transactions ...............................    (11,509)      246,142
                                                         --------      --------
Increase (decrease) in net assets ....................    110,898       226,963

NET ASSETS
Beginning of period ..................................    979,495       752,532
                                                         --------      --------
End of period ........................................ $1,090,393      $979,495
                                                         ========      ========

*Share information
  Shares sold ........................................      8,058        16,659
  Distributions reinvested ...........................      3,072         2,596
  Shares redeemed ....................................    (11,618)       (7,608)
                                                         --------      --------
  Increase (decrease) in shares outstanding ..........       (488)       11,647
                                                         ========      ========


The accompanying notes are an integral part of these financial statements.

===============================================================================
                          Notes To Financial Statements
                 T. Rowe Price New Era Fund / December 31, 1995
===============================================================================

-------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

     T. Rowe Price New Era Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

     A) Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities that are not traded on a particular day and securities that are regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

-------------------------------------------------------------------------------
NOTE 2 - INVESTMENT  TRANSACTIONS
-------------------------------------------------------------------------------

     A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     B) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $213,034,000 and $234,196,000, respectively, for the year ended December 31, 1995.

-------------------------------------------------------------------------------
NOTE 3 - FEDERAL INCOME TAXES
-------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $424,000 of undistributed net investment income was reclassified as a decrease to undistributed net realized gains during the year ended December 31, 1995. The results of operations and net assets were not affected by the reclassification.

        At December 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $791,007,000 and net unrealized gain aggregated $302,378,000, of which $321,085,000 related to appreciated investments and $18,707,000 to depreciated investments.

-------------------------------------------------------------------------------
NOTE 4 - RELATED PARTY TRANSACTIONS
-------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which $533,000 was payable at December 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.25% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe Price-Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At December 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with the Manager and two wholly owned subsidiaries of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS), is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the Underlying Funds) in which the T. Rowe Price Spectrum Growth Fund (Spectrum) invests. In accordance with an Agreement among Spectrum, the Underlying Funds, the Manager, and TRPS, expenses from the operation of Spectrum are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,481,000 for the year ended December 31, 1995, of which $241,000 was payable at period-end.

===============================================================================
                              Financial Highlights
                           T. Rowe Price New Era Fund
===============================================================================

                                                      For a share outstanding throughout each period
                                                    ---------------------------------------------------
                                                                  Year Ended December 31,
                                                    ---------------------------------------------------
                                                       1995      1994       1993       1992      1991
                                                    ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........      $20.15    $20.35     $18.88     $19.86    $18.48
                                                      ------    ------     ------     ------    ------
Investment activities
  Net investment income ........................        0.47      0.36       0.40       0.45      0.54
  Net realized and unrealized gain (loss) ......        3.71      0.69       2.48      (0.04)     2.12
                                                      ------    ------     ------     ------    ------
  Total from investment activities .............        4.18      1.05       2.88       0.41      2.66
                                                      ------    ------     ------     ------    ------
Distributions
  Net investment income ........................       (0.48)    (0.38)     (0.38)     (0.45)    (0.55)
  Net realized gain ............................       (1.20)    (0.87)     (1.03)     (0.94)    (0.73)
                                                      ------    ------     ------     ------    ------
  Total distributions ..........................       (1.68)    (1.25)     (1.41)     (1.39)    (1.28)
                                                      ------    ------     ------     ------    ------
NET ASSET VALUE, END OF PERIOD .................      $22.65    $20.15     $20.35     $18.88    $19.86
                                                      ======    ======     ======     ======    ======
RATIOS/SUPPLEMENTAL DATA

Total return ...................................       20.8%      5.2%      15.3%       2.1%     14.7%
Ratio of expenses to average net assets ........       0.79%     0.80%      0.80%      0.81%     0.85%
Ratio of net investment income to average
  net assets ...................................       2.00%     1.87%      1.92%      2.22%     2.56%
Portfolio turnover rate ........................       22.7%     24.7%      24.7%      16.9%      9.0%

Net assets, end of period (in thousands) .......  $1,090,393  $979,495   $752,532   $699,599  $756,817

================================================================================
                       Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price New Era Fund, Inc. (the "Fund") at December 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial stat ements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore,  Maryland
January 18, 1996